Summary of Redeemable Noncontrolling Interest (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)		Dec. 31, 2014 CNY		Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Temporary Equity Disclosure [Abstract]
Balance as of January 1	$ 0		0		1,033,283	935,978
Business combination	0		0		0	100,101
Net losses	0		0		(61,857)	(55,804)
Other comprehensive losses	0		0		(55,420)	(690)
Exercise of share-based awards	0		0		464	0
Share-based compensation	0		0		11,259	5,566
Issuance of subsidiary shares	296,845	[1]	1,841,819	[1]	51,368	25,989
Accretion of redeemable noncontrolling interests	8,493	[1]	52,683	[1]	31,799	22,143
Acquisition of subsidiaries' redeemable shares from noncontrolling shareholders	0		0		(121,962)	0
Reclassification of redeemable noncontrolling interests	0		0		(888,934)	0
Balance as of December 31	$ 305,338		1,894,502		0	1,033,283

[1]	On November 14, 2014, Qiyi completed a round of preferred shares financing. The new preferred shareholders acquired 13.42% of the then outstanding equity interest of Qiyi for a total consideration of US$300 million. The newly issued preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Qiyi and are accounted for as redeemable noncontrolling interests. The Company accounts for the accrete changes in the redemption value in accordance with ASC topic 480 ("ASC 480"), Distinguishing Liabilities from Equity. The Company elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.